UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): June 6, 2016

TIPTREE FINANCIAL INC.
(Exact Name of Registrant as Specified in Charter)

Maryland	001-33549	38-3754322
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

780 Third Avenue, 21st Floor New York, New York	10017
(Address of Principal Executive Offices)	(Zip Code)
Registrant’s telephone number, including area code: (212) 446-1400
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07 Submission of Matters to a Vote of Security Holders.

Tiptree Financial Inc. (the “Company”) held its Annual Meeting of Stockholders (the “2016 Annual Meeting”) on June 6, 2016. The matters voted upon at the 2016 Annual Meeting and the results of such voting are set forth below:

Proposal 1: Election of Board of Directors:

Name of Director	For	Withheld	Broker Non-Vote
Jonathan Ilany	22,426,519	151,579	2,708,218
Lesley Goldwasser	19,236,095	3,342,003	2,708,218

All director nominees were duly elected.

Proposal 2: Ratification of selection of KPMG LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2016:

For	Against	Abstain	Broker Non-Vote
24,985,770	219,373	81,173	0

Proposal 2 was approved.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TIPTREE FINANCIAL INC.

Date: June 6, 2016	By:	/s/ Jonathan Ilany
Name: Jonathan Ilany
Chief Executive Officer